UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 27, 2006

PORTALPLAYER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51004	77-0513807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 W. Plumeria Drive San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 521-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Event.

On November 13, 2006, PortalPlayer, Inc. (“PortalPlayer”) filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with a special meeting of stockholders to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as November 6, 2006, by and among PortalPlayer, NVIDIA Corporation (“NVIDIA”) and Partridge Acquisition, Inc., a wholly owned subsidiary of NVIDIA, pursuant to which Partridge Acquisition, Inc. will be merged with and into PortalPlayer, with PortalPlayer surviving the merger (the “Merger”). On November 27, 2006, PortalPlayer inadvertently filed a definitive proxy statement announcing that a special meeting of stockholders would be held on December 18, 2006 with respect to the Merger. PortalPlayer’s special meeting of stockholders will not be held on December 18, 2006, but will be held at the time and place as indicated in the definitive proxy statement to be filed by PortalPlayer with the SEC. PortalPlayer will file the definitive proxy statement with the SEC after it becomes available and will mail the definitive proxy statement to PortalPlayer’s stockholders promptly thereafter.

Additional Information and Where to Find It

PortalPlayer filed a preliminary proxy statement with the SEC in connection with the proposed Merger. Investors and stockholders are urged to read the proxy statement and any other relevant documents filed with the SEC (other than the definitive proxy statement on Schedule 14A filed on November 27, 2006) because they will contain important information regarding NVIDIA, PortalPlayer, the proposed Merger, the persons soliciting proxies in connection with the proposed Merger on behalf of PortalPlayer and the interests of those persons in the proposed Merger and related matters. PortalPlayer intends to mail the definitive proxy statement (when available) to its stockholders as soon as practicable. Investors and stockholders will be able to obtain a copy of the proxy statement (when available) and other documents filed by PortalPlayer with the SEC free of charge at the Web site maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by PortalPlayer are available free of charge by contacting PortalPlayer Investor Relations (Kristine Mozes, 781-652-8875).

Participants in Solicitation

PortalPlayer and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the PortalPlayer stockholders in connection with the proposed Merger and related items. Information regarding the directors and executive officers of PortalPlayer and their ownership of PortalPlayer stock is set forth in PortalPlayer’s proxy statement for PortalPlayer’s 2006 annual meeting of stockholders. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement when it becomes available.

Certain statements in this report including, but not limited to, statements regarding scheduling of the special meeting and the anticipated filing and mailing of a definitive proxy statement are forward-looking statements within the meaning of the Private Securities Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than expectations. Such risks and uncertainties include risks detailed from time to time in the reports PortalPlayer files with the Securities and Exchange Commission including its Form 10-Q for the period ended September 30, 2006. Copies of reports PortalPlayer filed with the SEC are posted on its Web site and are available from PortalPlayer without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, PortalPlayer disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2006

PORTALPLAYER, INC.

By:	/s/ Svend-Olav Carlsen
Svend-Olav Carlsen Vice President and Chief Financial Officer

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